Aston Funds

ASTON/River Road Independent Value Fund

Class N Shares and Class I Shares

Supplement dated January 12, 2012

to the Class N Prospectus dated December 28, 2010 and Summary Prospectus dated April 6, 2011,

and the Class I Prospectus dated May 27, 2011 and Summary Prospectus dated June 1, 2011

IMPORTANT NOTICE

This supplement replaces the supplement dated December 2, 2011 and provides new and additional information beyond that contained in each Prospectus and Summary Prospectus and should be retained and read in conjunction with each Prospectus and Summary Prospectus. Keep it for future reference.

Effective after net asset valuation on Wednesday, December 7, 2011 (the “Soft Close Date”), the ASTON/River Road Independent Value Fund (the “Fund”) is not accepting additional investments until further notice subject to certain exceptions. Effective January 20, 2012 (the “Effective Date”), those exceptions are as follows:

•	Existing shareholders of the Fund may add to their accounts, including through reinvestment of dividends and distributions.

•

Financial advisors and/or financial consultants who have clients invested in the Fund may add to the accounts of such clients. Financial advisors and/or financial consultants who have clients invested in the Fund may only open new accounts if the opening of such accounts was approved by the Fund prior to the Effective Date and where the Fund determines that such investments will not harm its investment process.

•

Financial advisors who have approved the inclusion of the Fund as an investment option for their clients and such inclusion was approved by the Fund prior to the Soft Close Date may designate the Fund as an investment option for their clients.

•	Participants in a retirement plan which utilizes the Fund as an investment option on the Soft Close Date may designate the Fund.

•	Trustees of Aston Funds, employees of Aston Asset Management, LP and River Road Asset Management, LLC and their immediate household family members may open new accounts and add to such accounts.

The Fund reserves the right to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

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